LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN TAX AWARE U.S. EQUITY FUND

November 24, 1998

Dear Shareholder:

J.P. Morgan Tax Aware U.S. Equity Fund uses a proprietary tax-aware model that seeks to minimize capital gains distributions from a portfolio of U.S. large-and medium-cap stocks. By avoiding stocks that Morgan research identifies as overvalued, the fund seeks to outperform the S&P 500 Index.

We are pleased to report that the fund provided a solid return of 21.81% for the fiscal year ended October 31, 1998. This performance was well ahead of the 9.88% return posted over the same period by fund competitors included in the Lipper Growth & Income Fund Average, and slightly behind the 21.99% return for the S&P 500 Index.

The fund's net asset value increased from $12.57 per share on October 31, 1997, to $15.19 per share on October 31, 1998, after making distributions during the reporting period of approximately $0.11 from ordinary income. There were no distributions from short- or long-term capital gains. The fund's net assets stood at approximately $76.9 million at the end of the period under review.

The report that follows includes an interview with Terry E. Banet, a member of the portfolio management team for the fund. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the coming months.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . . .1    FUND FACTS AND HIGHLIGHTS. . . . . 6

FUND PERFORMANCE. . . . . . . . . . .2    FINANCIAL STATEMENTS . . . . . . . 8

PORTFOLIO MANAGER Q&A . . . . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on December 31, 1996,* would have grown to $15,160 on October 31, 1998.

     Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
DECEMBER 31, 1996 - OCTOBER 31, 1998

JPM TAX AWARE US EQUITY  10,000             S&P 500  10,000            LIPPER GROWTH & INCOME  10,000
                                            (FOR TAX AWARE US EQUITY ONLY (FOR TAX AWARE US EQUITY ONLY)


                    PLOT POINTS                 PLOT POINTS                               PLOT POINTS
            12/31/96     10,000         12/31/96     10,000                       12/31/96     10,000
             1/31/97     10,703          1/31/97     10,625                        1/31/97     10,435
             2/28/97     10,733          2/28/97     10,708                        2/28/97     10,491
             3/31/97     10,307          3/31/97     10,268                        3/31/97     10,119
             4/30/97     10,782          4/30/97     10,881                        4/30/97     10,493
             5/31/97     11,446          5/31/97     11,544                        5/31/97     11,145
             6/30/97     11,891          6/30/97     12,061                        6/30/97     11,575
             7/31/97     13,069          7/31/97     13,020                        7/31/97     12,428
             8/31/97     12,436          8/31/97     12,291                        8/31/97     12,002
             9/30/97     12,970          9/30/97     12,964                        9/30/97     12,610
            10/31/97     12,446         10/31/97     12,531                       10/31/97     12,169
            11/30/97     12,901         11/30/97     13,111                       11/30/97     12,502
            12/31/97     13,032         12/31/97     13,336                       12/31/97     12,713
             1/31/98     13,241          1/31/98     13,484                        1/31/98     12,725
             2/28/98     14,116          2/28/98     14,456                        2/28/98     13,593
             3/31/98     14,793          3/31/98     15,197                        3/31/98     14,197
             4/30/98     15,111          4/30/98     15,349                        4/30/98     14,296
             5/31/98     14,892          5/31/98     15,086                        5/31/98     14,002
             6/30/98     15,420          6/30/98     15,698                        6/30/98     14,234
             7/31/98     15,280          7/31/98     15,531                        7/31/98     13,867
             8/31/98     13,127          8/31/98     13,286                        8/31/98     11,835
             9/30/98     14,054          9/30/98     14,137                        9/30/98     12,461
            10/31/98     15,160         10/31/98     15,287                       10/31/98     13,365


LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                                     TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                                ---------------------    -----------------------------
                                                THREE        SIX         ONE          SINCE
AS OF OCTOBER 31, 1998                          MONTHS       MONTHS      YEAR         INCEPTION*
---------------------------------------------------------------------    -----------------------------
J.P. Morgan Tax Aware U.S. Equity Fund           -0.78%       0.33%       21.81%      25.48%
S&P 500 Index                                    -1.57%      -0.41%       21.99%      26.05%
Lipper Growth & Income Fund Average              -3.64%      -6.54%        9.88%      16.94%

AS OF SEPTEMBER 30, 1998
---------------------------------------------------------------------    -----------------------------
J.P. Morgan Tax Aware U.S. Equity Fund           -8.86%      -4.99%        8.35%      21.47%
S&P 500 Index                                    -9.95%      -6.97%        9.05%      21.88%
Lipper Growth & Income Fund Average             -12.47%     -12.20%       -1.08%      13.26%


*THE FUND COMMENCED OPERATIONS ON DECEMBER 18, 1996, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 25.68% FROM THAT DATE THROUGH OCTOBER 31, 1998. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

Following is an interview with TERRY E. BANET, a member of the portfolio management team for the J.P. Morgan Tax Aware U.S. Equity Fund. Since joining Morgan in 1985, Terry has done extensive work in product development for the firm's U.S. and international clients. She was key in helping to develop Morgan's tax-aware equity management process. A member of Morgan's Equity and Balanced Accounts Group, Terry earned an undergraduate degree in accounting from Lehigh University and an MBA from Wharton. This interview was conducted on November 10, 1998, and reflects Terry's views on that date.

HOW DID THE U.S. EQUITY MARKET PERFORM DURING THE 12 MONTHS ENDED OCTOBER 31, 1998?

TEB: In spite of the extreme volatility the market experienced during the summer, stocks still posted a more-than-respectable gain for the 12 months. The S&P 500 rose 21.99% for the period - nearly twice the long-term average annual return for stocks. This outcome was hard to imagine earlier in the summer, when the Asian contagion was spreading to other emerging markets and the stability of the U.S. market was in doubt.

HOW DID THE J.P. MORGAN TAX AWARE U.S. EQUITY FUND PERFORM?

TEB: The fund was essentially even with the market. For the 12 months ended October 31, 1998, the J.P. Morgan Tax Aware U.S. Equity Fund returned 21.81%, versus 21.99% for the S&P 500 Index. Through the first 10 months of 1998, however, the fund outperformed the market. The fund is up 16.33%, while the S&P 500 has gained 14.63%. As we would expect, our performance was led by stock selection decisions. As is our practice, we kept sector bets to a minimum during the 12 months.

During this summer's turmoil, we sought to lessen the impact of world events on the portfolio by shifting our holdings to companies that are more domestically focused, such as regional banks.

Within industry sectors, themes also played an important role this year. For example, we knew that a U.S. or global economic slowdown would probably have an impact on companies' capital spending. Typically, a large part of capital spending is directed to technology. Figuring out which types of technology companies will be affected is the key to successful stock selection decisions. Will it be employees' requests for the new 21-inch flat screen monitors, or will it be faster access to the firm's website? We believe the evidence points to the latter, so we have bought or added to positions in Cisco Systems, EMC Corp., and Sun Microsystems. By the same token, we decided to underweight PC "box" manufacturers like Compaq and Dell Computer.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

TEB: During the fiscal year ended October 31, 1998, stocks that helped our performance included Warner-Lambert, EMC Corp., TCI, and Capital One Financial.

Warner-Lambert has been one of our largest and most successful holdings since the fund's inception. The company's successful new drugs Lipitor - a cholesterol drug - and Rezulin - a diabetes drug - gained significant market share and significantly boosted the company's earnings. We were satisfied with the gains we earned in the stock, and decided to trim our position. We used losses elsewhere in the portfolio to offset the gains in Warner-Lambert.

EMC Corp. is the leading provider of enterprise storage systems and software for mainframe and open systems environments. The stock is performing well as the systems storage industry continues to grow. The need for storage is increasing as companies institute data warehousing, as Internet usage grows, and as companies try to tackle the Y2K problem. We remain optimistic about the continued need for storage.

Like most cable stocks in 1998, TCI has been strong. As the company increased its cash flow and concentrated on its core cable business, investors noticed the improvements and bought the stock. With TCI's upcoming sale to AT&T, we decided to take our gains and trim our position in the stock. Losses elsewhere in the portfolio offset the gains in TCI.

Capital One Financial, a credit card company, experienced strong earnings as a result of increased margins and fee-based income, better credit quality, and increased card issuance. The company's stock price was also boosted when it was announced that Capital One was being added to the S&P 500.

WHICH STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

TEB: Starwood Lodging, Computer Associates, and United Healthcare Corp. were impediments to better performance. We sold our position in Computer Associates in order to book a tax loss, which we used to offset capital gains elsewhere in the portfolio. The proposed merger between United Healthcare Corp., a comprehensive managed care provider, and Humana failed to materialize, and the company took a reorganization charge of $900 million. We sold United Healthcare and booked the tax loss.

HOW TAX-AWARE WAS THE PORTFOLIO THIS YEAR?

TEB: Very. We took advantage of this summer's market volatility and utilized some losses. We used these losses to offset some of the portfolio's significant gains. For the second year in a row, the fund distributed no capital gains. The portfolio had a small dividend distribution, but it was unavoidable. The portfolio's dividend yield remains at or below that of the S&P 500.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

TEB: There are some worrisome developments on the horizon, particularly in the U.S. On the whole, we don't see good prospects for continued double-digit earnings growth in the next few quarters. The problems in Japan, Brazil, and other nations are not fully resolved and may impact the U.S. economy - another possible cause for economic slowdown.

While we believe tax-aware money management is always important, sensitivity to taxes can really pay off during flat or falling markets. Although it seems counterintuitive, a fund can lose money and still hit investors with a capital gains tax bill. When investors redeem fund shares during market declines, a portfolio manager may have to sell winning stocks to raise the cash to meet those redemptions. If these sales trigger the realization of capital gains, the remaining fund shareholders will bear an uncomfortable tax burden.

A tax-aware fund manager, in contrast, will react to market turmoil by selling losing positions and using those losses to offset capital gains elsewhere in the portfolio. In addition, many tax-aware funds - like ours - offer protection against redemptions by levying redemption fees to discourage short-term investing.

Regardless of where the market heads next, we believe investors will find our tax-aware approach valuable.

FUND FACTS


INVESTMENT OBJECTIVE
J.P. Morgan Tax Aware U.S. Equity Fund seeks to provide high after-tax total return from a portfolio of selected equity securities. The fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
12/18/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$76,923,591

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current annual expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held for less than five years may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $250,000 are redeemed in kind from the fund. Shareholders owning more than 5% of the fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]
[PLOT POINTS TO COME]

LARGEST EQUITY HOLDINGS                                 % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------
MOBIL CORP. (ENERGY)                                                     3.3%
  EMCCORP. (TECHNOLOGY)                                                  3.0%
MCI WORLDCOM, INC. (TECHNOLOGY)                                          2.5%
SBC COMMUNICATIONS, INC. (UTILITIES)                                     2.4%
BANKAMERICA CORP. (FINANCE)                                              2.4%
INTERNATIONAL BUSINESS MACHINES CORP.
  (TECHNOLOGY)                                                           2.3%
CISCO SYSTEMS, INC. (TECHNOLOGY)                                         2.3%
PROCTER & GAMBLE CO.
  (CONSUMER GOODS & SERVICES)                                            2.2%
PHILIP MORRIS COMPANIES, INC.
  (CONSUMER GOODS & SERVICES)                                            2.2%
SUN MICROSYSTEMS, INC. (TECHNOLOGY)                                      2.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
COMMON STOCKS (98.9%)
BASIC INDUSTRIES (3.5%)
CHEMICALS (1.6%)
E.I. du Pont de Nemours & Co.....................      9,600   $    552,000
Rohm & Haas Co...................................     20,100        678,375
                                                               ------------
                                                                  1,230,375
                                                               ------------

FOREST PRODUCTS & PAPER (1.0%)
Georgia-Pacific Corp.............................     15,100        781,425
                                                               ------------

METALS & MINING (0.9%)
Allegheny Teledyne, Inc..........................     35,400        727,912
                                                               ------------
  TOTAL BASIC INDUSTRIES.........................                 2,739,712
                                                               ------------
CONSUMER GOODS & SERVICES (23.0%)
BROADCASTING & PUBLISHING (2.4%)
Comcast Corp., Class A...........................     12,400        612,637
News Corp. Ltd. (Spons. ADR)(i)..................     28,000        764,750
Tele-Communications TCI Ventures Group+..........     11,534        214,460
Tele-Communications, Inc., Series A+.............      6,834        287,455
                                                               ------------
                                                                  1,879,302
                                                               ------------
ENTERTAINMENT, LEISURE & MEDIA (3.0%)
International Game Technology....................     18,600        419,662
Mattel, Inc......................................     20,700        742,612
Seagram Company Ltd.(i)..........................     17,800        585,175
Time Warner, Inc.................................      6,400        594,000
                                                               ------------
                                                                  2,341,449
                                                               ------------

FOOD, BEVERAGES & TOBACCO (8.1%)
Anheuser Busch Companies, Inc....................     10,500        624,094
Campbell Soup Co.................................     11,700        623,756
Coca-Cola Co.....................................     10,500        710,062
PepsiCo, Inc.....................................     24,800        837,000
Philip Morris Companies, Inc.....................     33,100      1,692,237
Ralston-Ralston Purina Group.....................     19,200        640,800
Unilever NV (ADR)(i).............................     14,790      1,112,947
                                                               ------------
                                                                  6,240,896
                                                               ------------
HOUSEHOLD PRODUCTS (2.2%)
Procter & Gamble Co..............................     19,100      1,697,512
                                                               ------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------

MISCELLANEOUS (1.4%)
Service Corp. International......................     30,800   $  1,097,250
                                                               ------------

PERSONAL CARE (0.7%)
Gillette Co......................................     12,400        557,225
                                                               ------------

RETAIL (5.2%)
American Stores Co...............................     22,000        716,375
Best Buy Co., Inc.+..............................     11,100        532,800
Dayton Hudson Corp...............................     15,000        635,625
Federated Department Stores, Inc.+...............     17,700        680,344
Wal-Mart Stores, Inc.............................     20,300      1,400,700
                                                               ------------
                                                                  3,965,844
                                                               ------------
  TOTAL CONSUMER GOODS & SERVICES................                17,779,478
                                                               ------------

ENERGY (7.6%)
OIL-PRODUCTION (7.6%)
Atlantic Richfield Co............................     10,900        750,737
Exxon Corp.......................................     20,200      1,439,250
Mobil Corp.......................................     33,100      2,505,256
Royal Dutch Petroleum Co. (ADR)(i)...............     15,100        743,675
Tosco Corp.......................................     13,300        373,231
                                                               ------------
                                                                  5,812,149
                                                               ------------

FINANCE (15.9%)
BANKING (8.7%)
BankAmerica Corp.................................     32,002      1,838,115
Bankers Trust Corp...............................      5,500        345,469
Citigroup, Inc...................................     28,440      1,338,457
First Union Corp.................................     18,300      1,061,400
Norwest Corp.....................................     32,900      1,223,469
Washington Mutual, Inc...........................     24,500        916,453
                                                               ------------
                                                                  6,723,363
                                                               ------------

FINANCIAL SERVICES (3.0%)
Associates First Capital Corp., Class A..........      8,500        599,250
Federal National Mortgage Association............     19,800      1,402,088
Morgan Stanley Dean Witter.......................      4,300        278,425
                                                               ------------
                                                                  2,279,763
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
INSURANCE (3.5%)
American International Group, Inc................      4,800   $    409,200
Financial Security Assurance Holdings Ltd.(i)....     13,300        662,506
Marsh & McLennan Companies, Inc..................     17,550        974,025
UNUM Corp........................................     14,300        635,456
                                                               ------------
                                                                  2,681,187
                                                               ------------

REAL ESTATE INVESTMENT TRUSTS (0.7%)
Starwood Lodging Trust...........................     18,900        535,106
                                                               ------------
  TOTAL FINANCE..................................                12,219,419
                                                               ------------

HEALTHCARE (11.6%)
BIOTECHNOLOGY (0.5%)
Genzyme Corp.+...................................     10,000        420,313
                                                               ------------
HEALTH SERVICES (1.2%)
Perkin-Elmer Corp................................     10,600        893,713
                                                               ------------

PHARMACEUTICALS (9.9%)
American Home Products Corp......................     24,100      1,174,875
Bristol-Myers Squibb Co..........................     14,400      1,592,100
Forest Laboratories, Inc.........................     15,000        627,188
Merck & Co., Inc.................................      4,000        541,000
Monsanto Co......................................     18,900        767,813
Pfizer, Inc......................................      6,800        729,725
Schering-Plough Corp.............................      8,400        864,150
Warner-Lambert Co................................     16,600      1,301,025
                                                               ------------
                                                                  7,597,876
                                                               ------------
  TOTAL HEALTHCARE...............................                 8,911,902
                                                               ------------
INDUSTRIAL PRODUCTS & SERVICES (9.5%)
DIVERSIFIED MANUFACTURING (6.4%)
AlliedSignal, Inc................................     36,800      1,432,900
General Electric Co..............................      4,400        385,000
Harris Corp......................................     16,400        575,025
Johnson Controls, Inc............................      9,800        551,250
Tyco International Ltd.(i).......................     23,300      1,443,144
Xerox Corp.......................................      5,600        542,500
                                                               ------------
                                                                  4,929,819
                                                               ------------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
ELECTRICAL EQUIPMENT (2.1%)
Emerson Electric Co..............................     12,800   $    844,800
W.W. Grainger, Inc...............................     17,600        810,700
                                                               ------------
                                                                  1,655,500
                                                               ------------

POLLUTION CONTROL (1.0%)
Waste Management, Inc............................     16,462        742,848
                                                               ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                 7,328,167
                                                               ------------

TECHNOLOGY (18.2%)
AEROSPACE (0.8%)
Boeing Co........................................     15,800        592,500
                                                               ------------

COMPUTER SOFTWARE (1.3%)
Microsoft Corp.+.................................      9,500      1,006,109
                                                               ------------

COMPUTER SYSTEMS (7.5%)
EMC Corp.........................................     35,800      2,304,625
International Business Machines Corp.............     12,000      1,781,250
Sun Microsystems, Inc.+..........................     28,800      1,675,800
                                                               ------------
                                                                  5,761,675
                                                               ------------

ELECTRONICS (2.7%)
Cisco Systems, Inc.+.............................     27,775      1,752,429
Symbol Technologies, Inc.........................      7,350        328,913
                                                               ------------
                                                                  2,081,342
                                                               ------------

SEMICONDUCTORS (2.5%)
Intel Corp.......................................     13,500      1,204,453
Texas Instruments, Inc...........................     11,000        703,313
                                                               ------------
                                                                  1,907,766
                                                               ------------

TELECOMMUNICATION SERVICES (2.6%)
MCI WorldCom, Inc.+..............................     35,551      1,965,304
                                                               ------------

TELECOMMUNICATIONS-EQUIPMENT (0.8%)
Lucent Technologies, Inc.........................      7,800        625,463
                                                               ------------
  TOTAL TECHNOLOGY...............................                13,940,159
                                                               ------------

TRANSPORTATION (1.1%)
RAILROADS (1.1%)
Union Pacific Corp...............................     18,600        885,825
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
UTILITIES (8.5%)
ELECTRIC (2.6%)
Duke Power Co....................................      6,700   $    433,406
New England Electric System......................     10,900        443,494
Northern States Power Co.........................     34,200        923,400
Wisconsin Energy Corp............................      6,000        183,750
                                                               ------------
                                                                  1,984,050
                                                               ------------

GAS-PIPELINES (0.5%)
Columbia Energy Group............................      6,100        353,038
                                                               ------------
TELEPHONE (5.4%)
Frontier Corp....................................     15,000        450,938
GTE Corp.........................................     20,300      1,191,356
SBC Communications, Inc..........................     40,600      1,880,288
Sprint Corp......................................      8,100        621,675
                                                               ------------
                                                                  4,144,257
                                                               ------------
  TOTAL UTILITIES................................                 6,481,345
                                                               ------------
  TOTAL COMMON STOCKS (COST $66,131,685).........                76,098,156
                                                               ------------

                                PRINCIPAL
                                  AMOUNT
                               ------------
SHORT-TERM INVESTMENTS (1.3%)
OTHER INVESTMENT COMPANIES (1.1%)
Seven Seas Money Market
  Fund.......................  $    824,773        824,773
                                              ------------

                                PRINCIPAL
    SECURITY DESCRIPTION          AMOUNT         VALUE
-----------------------------  ------------   ------------

U.S. TREASURY OBLIGATIONS (0.2%)
U.S. Treasury Bill, 4.95% (y)
  due 02/11/99...............  $    160,000   $    158,119
                                              ------------
  TOTAL SHORT-TERM
   INVESTMENTS (COST
   $982,529).................                      982,892
                                              ------------
TOTAL INVESTMENTS
  (COST $67,114,214) (100.2%)..............     77,081,048
LIABILITIES IN EXCESS OF OTHER ASSETS
  (-0.2%)..................................       (157,457)
                                              ------------
NET ASSETS (100.0%)........................   $ 76,923,591
                                              ------------
                                              ------------

------------------------------
Note: For Federal Income Tax purposes, the cost of securities at October 31, 1998, was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $12,263,825 and $2,296,991, respectively, resulting in net unrealized appreciation of $9,966,834.

+ - Non-income producing security.

(i) - Foreign security.

ADR - American Depositary Receipt.

Spons. ADR - Sponsored American Depositary Receipt.

(y) - Yield to maturity.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $67,114,214)            $77,081,048
Receivable for Investments Sold                      1,166,999
Dividends Receivable                                    61,699
Deferred Organization Expenses                          29,905
Receivable for Expense Reimbursements                   27,064
Receivable for Fund Shares Sold                         22,000
Interest Receivable                                      3,804
Prepaid Trustees' Fees                                     575
Prepaid Expenses and Other Assets                          612
                                                   -----------
    Total Assets                                    78,393,706
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    1,331,583
Advisory Fee Payable                                    27,251
Shareholder Servicing Fee Payable                       15,139
Organization Expenses Payable                           12,060
Custody Fee Payable                                      7,380
Administrative Services Fee Payable                      3,413
Payable for Fund Shares Redeemed                         2,855
Administration Fee Payable                                 156
Fund Services Fee Payable                                   60
Accrued Expenses                                        70,218
                                                   -----------
    Total Liabilities                                1,470,115
                                                   -----------
NET ASSETS
Applicable to 5,065,409 shares outstanding
  (par value $0.001, unlimited shares authorized)  $76,923,591
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $15.19
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $67,481,650
Undistributed Net Investment Income                     54,814
Accumulated Net Realized Loss on Investments          (579,707)
Net Unrealized Appreciation of Investments           9,966,834
                                                   -----------
    Net Assets                                     $76,923,591
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $4,897)                                                  $  746,067
Interest Income                                                   53,540
                                                              ----------
    Investment Income                                            799,607
EXPENSES
Advisory Fee                                       $243,124
Shareholder Servicing Fee                           135,069
Registration Fees                                    44,746
Professional Fees and Expenses                       43,422
Custodian Fees and Expenses                          34,217
Administrative Services Fee                          31,306
Transfer Agent Fee                                   26,907
Printing Expenses                                    11,942
Amortization of Organization Expenses                 9,430
Fund Services Fee                                     1,552
Administration Fee                                      734
Trustees' Fees and Expenses                             181
Miscellaneous                                         6,896
                                                   --------
    Total Expenses                                  589,526
Less: Reimbursement of Expenses                    (130,293)
                                                   --------
NET EXPENSES                                                     459,233
                                                              ----------
NET INVESTMENT INCOME                                            340,374
NET REALIZED GAIN ON INVESTMENTS                                 584,331
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  7,128,512
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $8,053,217
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                       DECEMBER 18, 1996
                                                    FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       340,374    $           97,042
Net Realized Gain (Loss) on Investments                    584,331               (81,365)
Net Change in Unrealized Appreciation of
  Investments                                            7,128,512             2,838,322
                                                   ----------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                         8,053,217             2,853,999
                                                   ----------------   -------------------
DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                     (376,737)               (5,865)
                                                   ----------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        48,063,688            23,089,222
Reinvestment of Dividends                                  358,591                 5,640
Cost of Shares of Beneficial Interest Redeemed          (4,847,949)             (319,236)
Service Charge                                              24,021                    --
                                                   ----------------   -------------------
    Net Increase from Shareholder Transactions          43,598,351            22,775,626
                                                   ----------------   -------------------
    Total Increase in Net Assets                        51,274,831            25,623,760
NET ASSETS
Beginning of Period                                     25,648,760                25,000
                                                   ----------------   -------------------
End of Period (including undistributed net
  investment income of $54,814 and $91,177,
  respectively)                                    $    76,923,591    $       25,648,760
                                                   ----------------   -------------------
                                                   ----------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         FOR THE PERIOD
                                                                        DECEMBER 18, 1996
                                                        FOR THE         (COMMENCEMENT OF
                                                   FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998     OCTOBER 31, 1997
                                                   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          12.57    $            10.00
                                                   -----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.08                  0.06
Net Realized and Unrealized Gain on Investments                2.65                  2.52
                                                   -----------------   -------------------
Total from Investment Operations                               2.73                  2.58
                                                   -----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.11)                (0.01)
                                                   -----------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $          15.19    $            12.57
                                                   -----------------   -------------------
                                                   -----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  21.81%                25.83%(a)
Net Assets, End of Period (in thousands)           $         76,924    $           25,649
Ratios to Average Net Assets
  Expenses                                                     0.85%                 0.85%(b)
  Net Investment Income                                        0.63%                 0.70%(b)
  Expenses without Reimbursement                               1.09%                 2.16%(b)
Portfolio Turnover Rate                                          44%                   23%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware U.S. Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return while being sensitive to the impact of capital gains taxes on investors' returns. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Prior to January 1, 1998, the names of the fund, trust and classes were Tax Aware U.S. Equity Fund, JPM Series Trust, JPM Institutional Shares and JPM Pierpont Shares, respectively. Currently the fund only offers Select Shares. The fund commenced operations on December 18, 1996. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this statement was to increase Paid-in Capital by $1,082,673 and decrease Accumulated Net Realized Gain on Investment by $1,082,673. Net investment income, net realized gains and net assets were not affected by this change. This reclassification is the result of gains on securities redeemed in-kind that were treated as realized gains for financial statement purposes but which are not recognized for tax purposes.

   g) For Federal income tax purposes, the fund had a capital loss carryforward of $579,679 at October 31, 1998, of which $81,365 will expire in the year 2005 and $498,314 will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the fund had an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the fund paid Morgan at an annual rate of 0.45% of the fund's average daily net assets. Effective October 1, 1998, the fund's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan & Co. Inc. ("J.P. Morgan") and the terms of the agreement will remain the same. For the fiscal year ended October 31, 1998, such fees amounted to $243,124.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $734.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides similar services. For the fiscal year ended October 31, 1998, the fee for these services amounted to $31,306.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.85% of the average daily net assets of the fund through February 28, 1999. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan. For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the fund $130,293 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended October 31, 1998, the fee for these services amounted to $135,069.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,552 for the fiscal year ended October 31, 1998.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                          FOR THE PERIOD
                                                                         DECEMBER 18, 1996
                                                                         (COMMENCEMENT OF
                                                   FOR THE YEAR ENDED   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998     OCTOBER 31, 1997
                                                   ------------------   -------------------
Shares of beneficial interest sold...............          3,344,838             2,065,835
Reinvestment of dividends........................             25,345                   551
Shares of beneficial interest redeemed...........           (346,044)              (27,616)
                                                   ------------------   -------------------
Net Increase.....................................          3,024,139             2,038,770
                                                   ------------------   -------------------
                                                   ------------------   -------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                   PERCENTAGE OF
YEAR SINCE PURCHASE                                CASH PROCEEDS
-------------------------------------------------  -------------
Shares held for less than five years.............             1%
Shares held five years or longer.................           None

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1998 were as follows:

               COST OF      PROCEEDS
              PURCHASES    FROM SALES
            -----------    -----------
            $65,949,616    $23,172,200

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the Agreement was $100,000,000. The agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999.The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of October 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Tax Aware U.S. Equity Fund
(Formerly Tax Aware U.S. Equity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Tax Aware U.S. Equity Fund (one of the funds comprising J.P. Morgan Series Trust, hereafter referred to as the "fund") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 18, 1996 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1.         To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.
2a.        To approve the amendment of the fund's investment restriction relating to diversification of assets.
2b.        To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.
2c.        To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.
2d.        To standardize the borrowing ability of the fund to the extent permitted by applicable law.
2e.        To approve the amendment of the fund's investment restriction relating to underwriting.
2f.        To approve the amendment of the fund's investment restriction relating to investment in real estate.
2g.        To approve the amendment of the fund's investment restriction relating to commodities.
2h.        To approve the amendment of the fund's investment restriction relating to lending.
2i.        To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.
3.         To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.
4.         To approve a new investment advisory agreement of the fund.
5.         To amend the Declaration of Trust to provide dollar-based voting rights.
6.         To ratify the selection of independent accountants, PricewaterhouseCoopers LLP.

           The results of the proxy solicitation on the above matters were as follows:

                                                                                             VOTES
DIRECTORS/MATTER                                                              VOTES FOR      AGAINST       ABSTENTIONS
----------------------------------------------------------------------------  -------------  ------------  -----------
1.         Frederick S. Addy                                                  107,823,043    6,550         --
           William G. Burns                                                   107,823,043    6,550         --
           Arthur C. Eschenlauer                                              107,823,043    6,550         --
           Matthew Healey                                                     107,817,936    11,657        --
           Michael P. Mallardi                                                107,823,043    6,550         --
2.         Amending of Investment Restrictions:
           a. Relating to diversification of assets                           36,357,817     4,656         --
           b. Relating to concentration of assets                             36,355,324     4,656         2,493
           c. Relating to issuance of senior securities                       36,350,818     4,656         6,999
           d. Relating to borrowing                                           36,355,324     4,656         2,493
           e. Relating to underwriting                                        36,355,324     4,656         2,493
           f.  Relating to investment in real estate                          36,350,818     4,656         6,999
           g. Relating to commodities                                         36,355,324     4,656         2,493
           h. Relating to lending                                             36,168,896     191,084       2,493
           i.  Reclassification of other restrictions as nonfundamental       36,355,324     4,656         2,493
3.         Reclassification of investment objectives                          N/A            N/A           N/A
4.         Investment advisory agreement                                      36,509,715     4,656         2,493
5.         Dollar-based voting rights                                         N/A            N/A           N/A
6.         Independent accountants, PricewaterhouseCoopers LLP                107,567,491    145,945       116,168

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


J.P. MORGAN
TAX AWARE
U.S. EQUITY FUND

ANNUAL REPORT
OCTOBER 31, 1998